                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY
                               ------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make and appoint HOBART BIRMINGHAM and KATHLEEN FISHER and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as Director and/or an Officer of Borland International, Inc., an annual report on Form 10-K for fiscal year ended December 31, 1997 or other appropriate forms and any and all amendments thereto (including post effective amendments) to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all instruments which said attorneys-in-fact and agents deem necessary or advisable to enable Borland International, Inc. to comply with the 1933 Act and the rules and regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution or revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause or be done by virtue hereof.

     THIS POWER OF ATTORNEY expires on September 30, 1998.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

Dated: February 10, 1998

                                           /s/ Delbert W. Yocam
                                           ---------------------------------
                                           Delbert W. Yocam

                                           /s/ Harry Saal
                                           ---------------------------------
                                           Harry Saal

                                           /s/ George Hara
                                           ---------------------------------
                                           George Hara

                                           /s/ David Heller
                                           ---------------------------------
                                           David Heller

                                           /s/ Stephen Lewis
                                           ---------------------------------
                                           Stephen Lewis

                                           /s/ William Miller
                                           ---------------------------------
                                           William Miller